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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 30, 2000

                                     K2 INC.
             (exact name of Registrant as specified in its charter)


        DELAWARE                     1-4290                   95-2077125
(State of Incorporation)      (Commission File No.)        (I.R.S. Employer
                                                           Identification No.)

         4900 SOUTH EASTERN AVENUE, LOS ANGELES, CA           90040
         (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (323) 724-2800



                                       N/A
          (Former name or former address, if changed since last report)

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Item 5. Other Events

          On June 30, 2000, K2 Inc. (the "Registrant"), completed the sale of the assets and business of its Simplex building products division (the "Division") to Ludlow Building Products, Inc. a subsidiary of Tyco International Ltd. for $27.5 million in cash and the assumption of certain liabilities.

          During 1998, the Registrant adopted a plan to dispose of the Division. Accordingly, the Division was reclassified as a discontinued operation and prior years' operations were similarly reclassified.

          A copy of the press release dated June 29, 2000 announcing the agreement is included herein as Exhibit 99.1 and is incorporated by reference into this Item 5.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


        (b) PRO FORMA FINANCIAL INFORMATION. No pro forma financial information is included in this report as the disposition of the Division did not involve a significant amount of assets.

        (c)  EXHIBITS.

             The following exhibits are filed with this report on Form 8-K:


EXHIBIT NO.                  DESCRIPTION
----------                   ------------
99.1                         Press Release, dated June 29, 2000, announcing the
                             agreement.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 5, 2000                 K2 INC.


                                          BY: /s/RICHARD M. RODSTEIN
                                          --------------------------
                                          Richard M. Rodstein
                                          President and Chief Executive Officer

                                    K2 INC.
Dated:  July 5, 2000

                                          BY: /s/JOHN J. RANGEL
                                          --------------------------
                                          John J. Rangel
                                          Senior Vice President - Finance



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